UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

Guidewire Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800

Foster City, CA 94404

(Address of principal executive offices, including zip code)

(650) 357-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2018, Guidewire Software, Inc. (the “Company”) announced that Richard Hart, the Company’s Chief Financial Officer, will transition to a new role of Chief Strategy Officer, on or about March 6, 2018.

Curtis Smith, age 52, will succeed Mr. Hart as the Company’s new Chief Financial Officer on or about March 6, 2018. From 2014 to 2018, Mr. Smith served as Chief Financial Officer at Infusion Software, Inc., a cloud-based sales and marketing automation company. From 2010 to 2013, Mr. Smith served as Chief Financial Officer at Keynote Systems, Inc., a publicly traded cloud-based digital performance management software company. Prior to that, Mr. Smith held leadership positions at investment banks focused on the software industry, including Credit Suisse First Boston Technology Group. Mr. Smith holds an M.B.A. degree from University of Southern California and a B.A. from Brigham Young University.

There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was appointed as the Chief Financial Officer of the Company. There are no family relationships between Mr. Smith and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Smith pursuant to Item 404(a) of Regulation S-K.

The Company will also enter into its standard form of Executive Agreement and standard form of Indemnification Agreement with Mr. Smith. The employment arrangement with Mr. Smith provides for, among other things, (i) a base salary of $350,000 with a target bonus of $210,000, and (ii) a grant of time-based vesting restricted stock units valued at $1.7 million.

A copy of the press release announcing the Chief Financial Officer transition is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1*	Form of Indemnification Agreement between the Company and each of its directors and executive officers.

10.2+	Form of Executive Agreement.

99.1	Press release dated January 9, 2018.

*	Incorporated by reference from Exhibit 10.1 to Form S-1/A dated October 28, 2011.
+	Incorporated by reference from Exhibit 10.6 to Form 10-K dated September 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2018

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Richard Hart
Richard Hart
Chief Financial Officer